CONFIDENTIAL TREATMENT REQUESTED

     Confidential Portions of This Agreement Which Have Been Redacted Are Marked With Brackets ("[***]"). The Omitted Material Has Been Filed Separately With The Securities and Exchange Commission.

                        PCS CDMA PRODUCT SUPPLY CONTRACT

     This PCS CDMA Product Supply Contract (the "Contract") is made and is effective as of December 8, 1999 (the "Effective Date"), by and between Horizon Personal Communications, Inc., an Ohio corporation (the "Purchaser"), and Motorola, Inc., a Delaware corporation, by and through its Cellular Infrastructure Group (the "Vendor" and, together with the Purchaser, the Parties").

                                    RECITALS:

     A. Vendor is a party to a certain Amended and Restated PCS CDMA Product Supply Contract with SprintCom, Inc. ("Sprint"), effective as of April 9, 1999 (the "Sprint Contract");

     B. Section 4.2 of the Sprint Contract provides, inter alia, for Sprint to designate and for Vendor to approve, entities as Additional Affiliates of Sprint within the meaning of the Sprint Contract, Sprint has so designated Purchaser; and Vendor has approved;

     C. The Purchaser is party to a certain agreement with Sprint, entitled SPRINT PCS MANAGEMENT AGREEMENT between WIRELESSCO, L.P., SPRINT SPECTRUM L.P., SPRINTCOM, INC. and HORIZON PERSONAL COMMUNICATIONS, INC., dated June 8, 1998 (the "Additional Affiliate Agreement");

     D. The Federal Communications Commission (the "FCC") granted to Sprint, and by the Additional Affiliate Agreement Sprint has authorized Purchaser to use, licenses (the "PCS FCC Licenses") to build and operate one or more systems to provide personal communication services in specified geographic areas in the United States;

     E. Section 4.3 of the Sprint Contract provides, inter alia, for purchase orders from Additional Affiliates to Vendor for certain Products
(Equipment and Software);

     F. Section 4.4 of the Sprint Contract provides, inter alia, that Affiliates shall not be deemed third party beneficiaries of the Sprint Contract, and further provides that only the affiliate issuing the specific purchase order will incur an obligation or liability to Vendor with respect to any claim which may arise from or relate to that purchase;

     G. The Parties now desire to enter into a contract for purchases of Products and Services from Vendor by Purchaser as an Additional Affiliate of Sprint.




Sprint Horizon PC - Additional Affiliate Agreement 12-03-99       MOTOROLA, INC.
Contract No. 11097-AA-001                                PROPRIETARY INFORMATION

                                          [***] Confidential Treatment Requested

SECTION 1.  AGREEMENT FOR PURCHASE AND SALE

     Purchaser agrees to purchase, take and pay for, and Vendor agrees to sell and furnish, Products and Services in accordance with the terms of this Contract. Purchaser shall evidence its requested purchase by sending a signed Purchase Order, in accordance with Section 3 below, to Vendor, which Purchase Order shall be subject to acceptance by Vendor.

     The types of Products available under this Contract to Purchaser as an Additional Affiliate of Sprint, and the prices and other terms and conditions for purchases of those Products are set forth in Attachment I of this contract, in accordance with Section 5 below.

SECTION 2.  MINIMUM PURCHASES, PAYMENT, CREDIT

     The minimum purchase commitments by Purchaser in this Section 2 are being made in consideration of [***]. If, in the event, [***] within sixty (60) days of execution of this Contract, this Section 2 shall be null and void.

     Purchaser agrees to purchase, take and pay for, and Vendor agrees to sell and provide, Products and Services totaling [***] (the "Minimum Purchases") on or before the following dates:

     (a) Purchaser shall make an Initial Purchase, on the date of execution of this Contract, of the equipment and services specified in Attachment II.

     (b) Purchaser shall make additional purchases, in a total amount equal to the amount by which the Minimum Purchases exceeds the amount of the Initial Purchase, on or before [***].

SECTION 3.  PURCHASE ORDERS

     Purchase Orders submitted under this Contract shall be signed by Purchaser and include the following statement:

     "This Purchase Order is governed solely by the terms and conditions in the Purchase Order - PCS CDMA Product Supply Contract between Horizon Personal Communications, Inc. and Motorola, Inc., Contract No. 11097-AA-001."

Any additional, conflicting or other terms of Purchaser's Purchase Order shall not apply.

                                       2

Sprint Horizon PC - Additional Affiliate Agreement 12-03-99       MOTOROLA, INC.
Contract No. 11097-AA-001                                PROPRIETARY INFORMATION

SECTION 4.  TERM OF CONTRACT

     The term of this Contract (the "Term") is from the Effective Date first above written to September 25, 2003 ("Original Contract End Date"), subject to the terms and conditions of this Contract.

SECTION 5.  APPLICABILITY OF PROVISIONS OF ATTACHMENT I

     Purchase Orders submitted to Vendor in accordance with Section 3 shall be subject to the same price and other terms and conditions as Attachment I. To avoid any possible doubt, Purchaser acknowledges and accepts the responsibilities, limitations and requirements of Attachment I, Section 11, entitled "Software; Confidential Information." (Without limitation, Section 11 contains the software license provisions of Attachment I.)

     Attachment I contains many provisions applicable to Sprint as "Owner" that do not apply to Purchaser, but Sections 19, 20, 21, 22, 23 and 24 of Attachment I shall apply to Purchaser to the same extent they apply to "Owner" in Attachment I.

SECTION 6.  CONFIDENTIALITY

     (a) All information including, without limitation, all oral and written information, disclosed to the other Party is deemed to be confidential, restricted and proprietary to the disclosing Party (hereinafter referred to as "Proprietary Information"); provided that for the avoidance of doubt with respect to the Vendor's desire to invoke the protections of this Section 6, the Vendor shall, (i) identify any and all written Proprietary Information by placing the word "CONFIDENTIAL" conspicuously on such material or otherwise mark such material so as to clearly indicate such material is in fact confidential and (ii) identify any and all oral Proprietary Information to a writing that conforms to clause (i) immediately above within seventy-two (72) hours of such disclosure by the Vendor. Each Party agrees to use the Proprietary Information received from the other Party only for the purpose of this Contract. Except as specified in this Contract, no other rights, and particularly licenses, to trademarks, inventions, copyrights, patents, or any other intellectual property rights are implied or granted under this Contract or by the conveying of Proprietary Information between the Parties. Proprietary Information supplied is not to be reproduced in any form except as required to accomplish the intent of, and in accordance with the terms of, this Contract. The receiving Party must provide the same care to avoid disclosure or unauthorized use of Proprietary Information as it provides to protect its own similar proprietary information. All Proprietary Information must be retained by the receiving Party in a secure place with access limited to only such of the receiving Party's employees or agents who need to know such information for purposes of this Contract and to such third parties as the disclosing Party has consented to by prior written approval. All Proprietary Information, including all copies of such information, u nless otherwise specified in writing (x) remains the property of the disclosing Party, (y) must be used by the receiving Party only for the purpose


                                       3

Sprint Horizon PC - Additional Affiliate Agreement 12-03-99       MOTOROLA, INC.
Contract No. 11097-AA-001                                PROPRIETARY INFORMATION
for which it was intended, and (z) must be returned to the disclosing Party or destroyed after the receiving Party's need for it has expired or upon request of the disclosing Party, and, in any event, upon termination of this Contract. At the request of the disclosing Party, the receiving Party will furnish a certificate of an officer of the receiving Party certifying that Proprietary
Information not returned to disclosing Party has been destroyed. For the purposes hereof, Proprietary Information does not include information which:

          (i) has been or may in the future be published or is now or may in the future be otherwise in the public domain through no fault of the receiving Party;

          (ii) prior to disclosure pursuant to this Contract is properly within the legitimate possession of the receiving Party;

          (iii) subsequent to disclosure pursuant to this Contract is lawfully received from a third party having rights in the information without restriction of the third party's right to disseminate the information and without notice of any restriction against its further disclosure;

          (iv) is transmitted to the receiving Party after the disclosing Party has received written notice from the receiving Party that it does not desire to receive further Proprietary Information; or

          (vi) is obligated to be produced under order of a court of competent jurisdiction or other similar requirement of a Governmental Entity, so long as the Party required to disclose the information provides the other Party with prior notice of such order or requirement.

     (b) Because damages may be difficult to ascertain, the Parties agree that in the event of a breach or threatened breach of this Contract, without limiting any other rights and remedies specified herein, an injunction may be sought against the Party who has breached or threatened to breach this Section 6. Each Party represents and warrants that it has the right to disclose all Proprietary Information which it has disclosed to the other Party pursuant to this Contract, and each Party agrees to indemnify and hold harmless the other from all claims by a third party related to the wrongful disclosure of such third party's Proprietary Information. Otherwise, neither Party makes any representation or warranty, express or implied, with respect to any Proprietary Information.

SECTION 7.  NOTICES

     Any notice, request, consent, waiver or other communication required or permitted hereunder will be effective only if it is in writing and personally

                                       4

Sprint Horizon PC - Additional Affiliate Agreement 12-03-99       MOTOROLA, INC.
Contract No. 11097-AA-001                                PROPRIETARY INFORMATION
delivered by hand or by overnight courier or sent by certified or registered mail, postage prepaid, return receipt requested, addressed as follows:

       If to Purchaser:

       Joseph E. Corbin
       Horizon Personal Communications, Inc.
       68 E. Main Street
       P.O. Box 480
       Chillicothe, Ohio 45601-0480
       Fax:  (740) 655-8417

       With a copy to:

       Joseph J. Watson
       Horizon Personal Communications, Inc.
       68 E. Main Street
       P.O. Box 480
       Chillicothe, Ohio 45601-0480
       Fax:  (740) 779-1945

       and if so directed by the Purchaser, with an additional copy to:

       _____________________________________
       Horizon Personal Communications, Inc.
       _____________________________________
       _____________________________________
       Fax: ________________________________


                                       5

Sprint Horizon PC - Additional Affiliate Agreement 12-03-99       MOTOROLA, INC.
Contract No. 11097-AA-001                                PROPRIETARY INFORMATION

       If to the Vendor:

       Motorola, Inc.
       Cellular Infrastructure Group
       1701 Golf Road, Tower 1, 9th Floor
       Rolling Meadows, Illinois 60008
       Attention:  Vice President and General Manager
       Customer Solutions Group
       Network Solutions Sector
       Fax:  (847) 435-7411

       Cellular Infrastructure Group
       1701 Golf Road, Tower 1, 5th Floor
       Rolling Meadows, Illinois  60008

       With a copy to:

       Motorola, Inc.
       Attention:  Senior Manager
       Commercial Department
       Fax:  (847) 435-7230

Written notice given pursuant to this Section 7 will be delivered to recipients authorized by the Purchaser and the Vendor, as the case may be, in writing and when so delivered will be deemed to have been fully served and delivered.

THE PURCHASER AND THE VENDOR HAVE READ THIS CONTRACT INCLUDING ALL SCHEDULES AND EXHIBITS HERETO AND AGREE TO BE BOUND BY ALL THE TERMS AND CONDITIONS HEREOF AND THEREOF.


                                       6

Sprint Horizon PC - Additional Affiliate Agreement 12-03-99       MOTOROLA, INC.
Contract No. 11097-AA-001                                PROPRIETARY INFORMATION

     IN WITNESS WHEREOF, the Parties have executed this Contract as of the date first above written.

                                   MOTOROLA, INC.


                                   By: /s/ Richard E. Leicht
                                       ----------------------------------------
                                        Name: Richard E. Leicht
                                        Date: December 10, 1999


                                   HORIZON PERSONAL COMMUNICATIONS, INC.


                                   By: /s/ William A. McKell
                                       ----------------------------------------
                                        Name: William A. McKell
                                        Date: December 10, 1999


                                       7

Sprint Horizon PC - Additional Affiliate Agreement 12-03-99       MOTOROLA, INC.
Contract No. 11097-AA-001                                PROPRIETARY INFORMATION

                                          [***] Confidential Treatment Requested



Equipment Summary - Initial System Purchase

Horizon PCS

              [***]     [***]
              [***]     [***]
              [***]     [***]
              [***]     [***]
              [***]     [***]
              [***]     [***]
              [***]     [***]
              [***]     [***]
              [***]     [***]
-------------------
              [***]

                                          [***] Confidential Treatment Requested


 CUSTOMER NAME:                     Horizon PCS
    MARKET:                      Chillicothe, Ohio
   SITE NAME:             UNO-MM and EMX Expansion Lists
 FACTORY ORDER:                        [***]
PURCHASE ORDER:

     [***]

                                                  UNIT         EXTENDED
                                                  PRICE        PRICE
  ITEM     QTY       PART NUMBER     DESCRIPTION  (USD)        (USD)
  ----     ---       -----------     -----------  -----        -----
  [***]   [***]      [***]           [***]        [***]        [***]
  [***]   [***]      [***]           [***]        [***]        [***]
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  [***]   [***]      [***]           [***]        [***]        [***]
  [***]   [***]      [***]           [***]        [***]        [***]

                                          [***] Confidential Treatment Requested


               CUSTOMER NAME:                     Horizon PCS
                  MARKET:                     Chillicothe, Ohio
                 SITE NAME:                          [***]
               FACTORY ORDER:
              PURCHASE ORDER:
                   [***]


                                                            UNIT       EXTENDED
                                                            PRICE      PRICE
  ITEM    QTY         PART NUMBER        DESCRIPTION        (USD)      (USD)
  ----    ---         -----------        -----------        -----      -----

 [***]    [***]       [***]              [***]              [***]      [***]
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 [***]    [***]       [***]              [***]              [***]      [***]
 [***]    [***]       [***]              [***]              [***]      [***]

                                         [***] Confidential Treatment Requested

       CUSTOMER NAME:                 Horizon
          MARKET:                    Tennessee
         SITE NAME:                    [***]
       FACTORY ORDER:
      PURCHASE ORDER:
          [***]

                                         [***] Confidential Treatment Requested

      CUSTOMER NAME:                    Horizon
          MARKET:                      Tennessee
        SITE NAME:                       [***]
      FACTORY ORDER:
      PURCHASE ORDER:
                                                      UNIT         EXTENDED
                                                      PRICE        PRICE
  ITEM    QTY          PART NUMBER       DESCRIPTION  (USD)        (USD)
  ----    ---          -----------       -----------  -----        -----

  [***]   [***]        [***]             [***]        [***]        [***]
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  [***]   [***]        [***]             [***]        [***]        [***]

                                         [***] Confidential Treatment Requested


        CUSTOMER NAME:              Horizon
           MARKET:                 Tennessee
          SITE NAME:                 [***]
        FACTORY ORDER:
       PURCHASE ORDER:

           [***]

                                                 UNIT         EXTENDED
                                                 PRICE        PRICE
   ITEM    QTY      PART NUMBER     DESCRIPTION  (USD)        (USD)
   ----    ---      -----------     -----------  -----        -----
   [***]   [***]    [***]           [***]        [***]        [***]
   [***]   [***]    [***]           [***]        [***]        [***]
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